Exhibit 99.2

CSX CORPORATION

2008 Annual Meeting of Shareholders

B A L L O T

The undersigned hereby votes all shares of Common Stock of CSX Corporation that the undersigned is entitled to vote at the 2008 Annual Meeting of Shareholders.  If voting less than all shares, please indicate number of shares here: ___________.  This ballot will be effective when delivered at the CSX Corporation 2008 Annual Meeting of Shareholders.  The undersigned acknowledges that the execution of this ballot hereby revokes any previously delivered proxy submitted to CSX or to the TCI/3G Group.

ELECTION OF DIRECTORS.

(1)	Vote for up to 12 but not more than 12 nominees by checking a box next to such individuals’ names:

CSX Nominees

				FOR		WITHHELD
	Donna M. Alvarado			☐		☐
	Elizabeth E. Bailey			☐		☐
	John B. Breaux			☐		☐
	Steven T. Halverson			☐		☐
	Edward J. Kelly, III			☐		☐
	Robert D. Kunisch			☐		☐
	John D. McPherson			☐		☐
	David M. Ratcliffe			☐		☐
	William C. Richardson			☐		☐
	Frank S. Royal			☐		☐
	Donald J. Shepard			☐		☐
	Michael J. Ward			☐		☐

TCI/3G Group Nominees

	Alexandre Behring			☐		☐
	Christopher Hohn			☐		☐
	Gilbert H. Lamphere			☐		☐
	Timothy T. O’Toole			☐		☐
	Gary L. Wilson			☐		☐

RATIFICATION OF INDEPENDENT ACCOUNTING FIRM

(2)	FOR	☐	AGAINST	☐	ABSTAIN	☐	Ratification of Ernst & Young LLP as independent registered public accounting firm for 2008

APPROVAL OF BYLAW AMENDMENTS ADOPTED BY THE BOARD OF DIRECTORS

(3)	FOR	☐	AGAINST	☐	ABSTAIN	☐	Approval of Bylaw Amendments adopted by the Board of Directors Allowing shareholders to request special shareholder meetings

SHAREHOLDER PROPOSALS

(4)	FOR	☐	AGAINST	☐	ABSTAIN	☐	Shareholder proposal regarding special shareholder meetings

(5)	FOR	☐	AGAINST	☐	ABSTAIN	☐	Shareholder proposal regarding nullification of certain bylaw amendments

(Signature - exactly as your shares are registered)
Please Print Name

Street Address

City, State and Zip Code

NOTE:	If you are voting any of the above shares as a proxy, please show below the number of shares so voted, the name and address of the registered owner, and attach your authorization to vote the shares.

Shares of Stock Voted by Proxy

Registered Owner
(Please Print)
Street Address

City, State and Zip Code